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                                                                  EXHIBIT 10.30



                              ASSIGNMENT OF RIGHTS

        For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned Blizzard Entertainment, a division of Davidson & Associates, Inc., a corporation ("Assignor"), hereby grants, sells, conveys, transfers and assigns to T#HQ, Inc., a New York corporation ("Assignee"), its successors, licensees and assigns, exclusively, all of Assignor's right, title and interest (the "Assignment"), for the entire Universe and in perpetuity, in and to the following:

        1. The computer software game titled "Pax Imperia II" (the "Product") including the exclusive license of the Product, all as set forth, and as more fully described, in those certain Product Agreements dated as of February 1, 1995, between the Assignor and Changeling Software, Inc., a Connecticut corporation (as amended, supplemented or modified, the "Product Agreement") regarding the development of the Product for IBM PC and Macintosh systems, respectively. In the event of any inconsistency between this Assignment and the Product Agreements, the Product Agreements shall control.

        2. Any and all causes of action, choses in action and claims which Assignor now has or hereafter may have with respect to the Product and the Product Agreements, including without limitation, any causes of action or claims arising from any past, present or future infringement or interference with any of the rights granted to Assignee in and to the Product and/or the Product Agreements.

        3. Any and all physical materials and elements relating to the Product and/or Product Agreements, and any other tangible and intangible properties respecting all of the foregoing right, title and interest in connection with the Product and/or Product Agreements ("Materials").

        In consideration for this assignment, the Assignee shall pay the total sum of $350,000. As an accommodation to the Assignee, Assignor shall allow Assignee to pay such sum by making the following payments to Assignor (the "Payments") upon the date specified opposite the respective Payment:

                Date                    Payment
                ----                    -------
                Upon Execution          $200,000
                October 1, 1996         $150,000

        The obligation of Assignee to make the Payments shall not be conditioned upon the manufacture, sale and distribution of the Product by the Assignee or any of its successors, licensees and assigns.

        All Materials in the possession of Assignor will be sent to Assignee promptly after execution of this assignment and receipt of the first payment of $200,000.

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        ASSIGNEE ACKNOWLEDGES THAT NO WARRANTIES WITH REGARD TO THE MATERIALS
WHETHER OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE ARE CREATED BY THIS ASSIGNMENT AND ASSIGNOR HEREBY DISCLAIMS AND EXCLUDES ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        Assignor represents and warrants that (a) Assignor has full and complete right and authority to execute and deliver this Assignment; (b) Assignor has not heretofore sold, assigned or in any way encumbered any right, title or interest included among, or in the nature of, the right, title or interest granted to Assignee hereunder; and (c) Assignor will not hereafter sell, assign or in any way encumber any right, title or interest included among, or in the nature of, the right, title or interest granted to Assignee hereunder.

        The rights granted to Assignee hereunder include, but are not limited to, the right to do any acts or things necessary to protect the rights granted hereunder. All rights and remedies of Assignee hereunder shall be cumulative, and the exercise of any right or remedy hereunder shall not preclude the exercise of any other right or remedy given Assignee by any contract executed by Assignor, or by any provisions of law or equity.

        No modification of this Assignment shall be valid and enforceable unless a writing is signed by both parties hereto which makes reference to this Assignment.

        This Agreement (Assignment) incorporates the entire understanding of the parties hereto with respect to the matters expressly set forth and each party acknowledges that there are no warranties, representatives or understandings of any kind, nature or description whatsoever made by either party to the other except such as are expressly hereinabove set forth.



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        IN WITNESS WHEREOF, the undersigned has executed this Assignment of
Rights as of July __, 1996.

                                        Blizzard Entertainment
                                        a division of Davidson &
                                        Associates, Inc.,
                                        a California corporation


                                        /s/ J. R. ALLWAENT
                                        ----------------------------------------
                                        Name: J. R. Allwaent
                                        Title:  CFO

Agreed to and Acknowledged by:


T.HQ, Inc.,
a New York corporation


/s/  BJ FARRELL
-------------------------------------
Name:   BJ FARRELL
Title:  PRESIDENT



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